UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 19, 2009

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 19, 2009, EnteroMedics Inc. (the “Company”) entered into several binding Securities Purchase Agreements (the “Securities Purchase Agreement”) for the sale of 13,110,393 shares (the “Shares”) of its common stock, together with warrants to purchase an aggregate of 6,555,197 shares of its common stock, in a private placement transaction with several accredited investors (the “Private Placement”). The purchase price per share was $1.15, which equaled the consolidated closing bid price of the Company’s common stock as reported by the Nasdaq Stock Market on February 19, 2009. The warrants will be exercisable at any time and from time to time beginning on the date that is six months and one day after the closing of the Private Placement and ending four years after the closing of the Private Placement. The warrants will have an exercise price of $1.38 per share, which equals 120% of the consolidated closing bid price of the Company’s common stock as reported by the Nasdaq Stock Market on February 19, 2009. On February 24, 2009, the Company completed the final closing of the Private Placement.

Certain affiliates of the Company participated in the Private Placement on the same terms as the other investors as set forth above, including certain investors affiliated with the Company’s board of directors as follows: MPM Capital Funds, of whom the Company’s director Luke Evnin is a managing director, acquired 1,765,499 shares of Common Stock, and warrants to acquire 882,749 shares of Common Stock; Bay City Capital, of whom the Company’s director Carl Goldfischer is a managing director, acquired 1,649,485 shares of Common Stock and warrants to acquire 824,742 shares of Common Stock; Aberdare Ventures, of whom the Company’s director Paul Klingenstein is a managing director, acquired 1,237,113 shares of Common Stock and warrants to acquire 618,557 shares of Common Stock; and InterWest Partners, of whom the Company’s director Ellen Koskinas is a managing director, acquired 678,402 shares of Common Stock and warrants to acquire 339,201 shares of Common Stock. In addition, Bobby Griffin, a director of the Company, acquired 206,186 shares of Common Stock and warrants to acquire 103,093 shares of Common Stock; Mark Knudson, Chairman and CEO of the Company acquired 65,979 shares of Common Stock and warrants to acquire 32,990 shares of Common Stock; and Greg Lea, CFO of the Company, acquired 16,495 shares of Common Stock and warrants to acquire 8,247 shares of Common Stock.

Pursuant to the Securities Purchase Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 days following the closing under the Private Placement, registering for resale a certain number of the shares of Common Stock and shares of Common Stock issuable upon exercise of the Warrants held by certain Eligible Investors (as defined in the Securities Purchase Agreement) for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Company also agreed to use its best efforts to have the registration statement declared effective as soon as practicable after the filing date of the registration statement, but in any event no later than 4:00 p.m. Eastern Time on the 90th day after the closing date, or if the registration statement is reviewed by the SEC, on the 135th day after the closing date. The Company has agreed to maintain the registration statement’s effectiveness until the earlier of (i) the first anniversary of the closing date, (ii) the date on which the registrable securities may be sold pursuant to Rule 144 without limitations on volume or manner of sales or (iii) such time as all registrable securities purchased by the Eligible Investor in the Offering have been sold pursuant to a registration statement or Rule 144. If the Registration Statement (i) has not been filed by the date required above, or (ii) has not been declared effective by the SEC on or before the date that is 135 days after the closing date, then the Company will be obligated to pay liquidated damages to the Eligible Investors in an amount equal to 1.5% of the aggregate purchase price for the registrable securities purchased by the Eligible Investors, for each 30-day period, or pro rata for any portion thereof, following the date by which the Registration Statement should have been declared effective; provided, however, that the aggregate amount of liquidated damages paid shall not exceed 5% of the aggregate purchase price for the registrable securities purchased by the Investors.

In addition, Canaccord Adams Inc., in its capacity as placement agent for the Private Placement, is entitled to a warrant to purchase 218,242 shares of Common Stock (the “Agent Warrant”). The Agent Warrant is in the same form as that issued to participants in the Private Placement and will be exercisable at any time and from time to time beginning on the date that is six months and one day after the closing and ending four years after the closing of the Private Placement.

The foregoing summary of the terms of the Securities Purchase Agreement and Warrants is subject to, and qualified in its entirety by, the form of Securities Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference, and the form of Warrant issued to the investors in the Private Placement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The description set forth above in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On February 24, 2009, EnteroMedics completed the sale of an aggregate of 13,110,393 shares of EnteroMedics Common Stock, together with warrants to purchase an aggregate of 6,555,197 shares of Common Stock to certain accredited investors, for gross proceeds of $15,896,351, less a placement agent fee payable to Canaccord Adams Inc. of $617,443.49 and certain other expenses. In addition, Canaccord Adams Inc. is entitled to the Agent Warrant. The description set forth above in Item 1.01 hereof is incorporated by reference into this Item 3.02.

The Shares, the Warrants and the Agent Warrant were offered and sold in the Private Placement to an accredited investor without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement

10.2	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: February 25, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement

10.2	Form of Warrant